                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated August 15, 2000 included in Cyberonics, Inc.'s Form 10-K for the year ended June 30, 2000 and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP



Houston, Texas
March 5, 2001